SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): JUNE 25, 1997

                               INAMED CORPORATION
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             (Exact name of registrant as specified in its charter)


       FLORIDA                    1-9741         59-0920629
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                      3800 Howard Hughes Parkway, Suite 900
                             Las Vegas, Nevada 89109
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                     Address of principal executive offices


Registrant's telephone number, including area code: (702) 791-3380


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.           OTHER EVENTS.

                  On June 25, 1997, Inamed Corporation (the "Company") issued a news release, disclosing that it intends to postpone the holding of its 1997 Annual Meeting of Shareholders to an unspecified date. The 1997 Annual Meeting was previously scheduled to be held on Tuesday, July 1, 1997. Reference is made to the news release, which is attached hereto as an exhibit, for additional information concerning the postponement.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         99.1     News Release of Inamed Corporation dated June 25,
                  1997.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INAMED CORPORATION



Dated: June 25, 1997                       By:      /s/ DONALD K. MCGHAN
                                                    --------------------
                                                     Name: Donald K. McGhan
                                                     Title: Chairman and Chief
                                                            Executive Officer

                                  EXHIBIT LIST


         99.1    News Release of Inamed Corporation dated June 25,
                 1997.